                                  EXHIBIT 99.1

             Monthly Operating Report for the Month of October 1997,
                as filed with the United States Bankruptcy Court
        for the Northern District of California, San Francisco Division.

                         UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA


In re:  Stream Logic Corporation                  Case No.  97-32984 DM

                                                  CHAPTER 11
                                                  MONTHLY OPERATING REPORT
                                                  (General Business Case)


                          SUMMARY OF FINANCIAL STATUS

MONTH ENDED   October 31, 1997
             ------------------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Doll in ($ _____).

                                                                                                End of       End of       As of
                                                                                               Current       Prior       Petition
2.   Asset/Liability Summary                                                                    Month        Month        Filing
                                                                                             -----------  -----------  -----------
       Current Assets (Market Value)                                                          $3,492,487   $2,553,965  $18,388,407 *
                                                                                             -----------  -----------  -----------
       Total Assets (Market Value)                                                            $8,502,707   $7,884,465  $22,312,581 *
                                                                                             -----------  -----------  -----------
       Current Liabilities                                                                      $453,750     $290,018           $0
                                                                                             -----------  -----------  -----------
       Total Liabilities                                                                     $29,312,987  $29,149,255  $28,859,237
                                                                                             -----------  -----------  -----------

                                                                                                                         Petition
                                                                                               Current       Prior       Date to
3.   Statement of Cash Receipts & Disbursements for Month                                       Month        Month      Month End
                                                                                             -----------  -----------  -----------
       a.  Total Receipts                                                                     $1,705,288     $723,000   $4,408,310
                                                                                             -----------  -----------  -----------
       b.  Total Disbursements                                                                  $676,008     $849,837   $3,636,788
                                                                                             -----------  -----------  -----------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                         $1,029,280    ($126,837)    $771,522
                                                                                             -----------  -----------  -----------
       d.  Cash Balance Beginning of Month                                                      $136,959     $263,796
                                                                                             -----------  -----------
       e.  Cash Balance End of Month (c + d)                                                  $1,166,239     $136,959
                                                                                             -----------  -----------

4.   Post-petition Liabilities & Receivables                                                 Receivables               Liabilities
                                                                                             -----------               -----------
       Balance at End of Previous Month                                                       $1,074,651                  $290,018
                                                                                             -----------               -----------
       Balance at End of Current Month                                                        $1,214,421                  $453,750
                                                                                             -----------               -----------

5.   Past Due Post-Petition Liabilities
       Balance at End of Previous Month (over 30 days)                                                $0
                                                                                             -----------
       Balance at End of Current Month (over 30 days)                                                 $0
                                                                                             -----------

                                                                                                              Yes          No
                                                                                                          -----------  -----------

6.   Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)                         Unknown  **
                                                                                                          -----------  -----------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment,
     amount of payment and name of payee)                                                                   x  ***
                                                                                                          -----------  -----------
8.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and reason for payment, and name of
     payee) [Excludes salaries to officers]                                                                                 x
                                                                                                          -----------  -----------
9.   Have any payments been made to professionals?  (if yes, attach listing including date of
     payment, amount of payment and name of payee)                                                                          x
                                                                                                          -----------  -----------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?                                   x
                                                                                                          -----------  -----------
11.  Is the estate insured for replacement cost of assets and for general liability?                           x
                                                                                                          -----------  -----------
12.  Are U.S. Trustee quarterly fees current?                                                                  x
                                                                                                          -----------  -----------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


     Date:       November 18, 1997                                                                [SIG]
     -----       -----------------                                            -----------------------------------------------
                                                                                             Responsible person

    *Valuation in Bankruptcy schedules based on historical book values as maintained by prior management.
   **Post petition payroll related taxes paid currently.  Federal, State and local prior period tax returns were not filed; related tax liabilities are unknown.
  ***Approximately $20K in misc prepetition checks cleared post petition.

                                 BALANCE SHEET
                            (General Business Case)

                     For the Month Ended   October 31,1997

                                      ($ )


    Assets


                                                         From Schedules                   Market Value
                                                         --------------                   ------------
      Current Assets
 1       Cash and cash equivalents - unrestricted                                          $1,166,239
                                                                                          ------------
 2       Cash and cash equivalents - restricted                                              $536,155
                                                                                          ------------
 3       Accounts receivable (net)                            A                            $1,214,421
                                                                                          ------------
 4       Inventory (net)                                      B                              $493,672
                                                                                          ------------
 5       Prepaid expenses                                                                          $0
                                                                                          ------------
 6       Other       Property insurance deposit                                               $20,000
                                                                                          ------------
 7                   Prepaid rent/deposit                                                     $62,000
                                                                                          ------------

 8         Total Current Assets                                                            $3,492,487
                                                                                          ------------


      Property and Equipment (Market Value)
                                                                                          ------------
 9       Real property                                        C                            $3,500,000
                                                                                          ------------
10       Machinery and equipment                              D                              $150,000
                                                                                          ------------
11       Furniture and fixtures                               D                               $25,000
                                                                                          ------------
12       Office equipment                                     D                               $50,000
                                                                                          ------------
13       Leasehold improvements                               D                                    $0
                                                                                          ------------
14       Vehicles                                             D                                $2,500
                                                                                          ------------
15       Other:                                               D
                                                                                          ------------
16                                                            D
                                                                                          ------------
17                                                            D
                                                                                          ------------
18                                                            D
                                                                                          ------------
19                                                            D
                                                                                          ------------

20         Total Property and Equipment                                                    $3,727,500
                                                                                          ------------

      Other Assets
21           Concentric Stock 128,272 shares                                               $1,282,720
                                                                                          ------------
22
                                                                                          ------------
23
                                                                                          ------------
24
                                                                                          ------------

25         Total Other Assets                                                              $1,282,720
                                                                                          ------------

26         Total Assets                                                                    $8,502,707
                                                                                          ============



NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable the date the value was determined.

                Inventory valued at historical cost less a $6.5 million reserve for decreased market value, pending further review of actual market value

                Market Value of equipment based on management estimate pending outside appraisal/auctions.

                Accounts receivable are net of a substantial reserve due to managements experience with the collections.

                             Liabilities and Equity
                            (General Business Case)

                                      ($ )


    Liabilities                                          From Schedules
    -----------                                          --------------
      Post-Petition

         Current Liabilities
27         Salaries and wages
                                                                                          --------------
28         Payroll taxes
                                                                                          --------------
29         Real and personal property taxes                                                  unknown
                                                                                          --------------
30         Income taxes                                                                      unknown
                                                                                          --------------
31         Notes payable (short term)
                                                                                          --------------
32         Accounts payable (trade)                           A                                  $50,000
                                                                                          --------------
33         Real property lease arrearage
                                                                                          --------------
34         Personal property lease arrearage
                                                                                          --------------
35         Accrued professional fees                                                            $369,620
                                                                                          --------------
36         Current portion of long-term debt
           (due within 12 months)                                                                     $0
                                                                                          --------------
37         Other:      Warranty Post Petition                                                    $34,130
                                                                                          --------------
38
                                                                                          --------------
39
                                                                                          --------------

40         Total Current Liabilities                                                            $453,750
                                                                                          --------------

41       Long-Term Debt, Net of Current Portion
                                                                                          --------------

42         Total Post-Petition Liabilities                                                      $453,750
                                                                                          --------------

      Pre-Petition Liabilities (allowed amount)
43         Secured claims                                     E                                 $245,738
                                                                                          --------------
44         Priority unsecured claims                          E                              unknown
                                                                                          --------------
45         General unsecured claims                           E                              $28,613,499
                                                                                          --------------

46         Total Pre-Petition Liabilities                                                    $28,859,237
                                                                                          --------------

47         Total Liabilities                                                                 $29,312,987
                                                                                          --------------

    Equity (Deficit)

48
                                                                                          --------------
49
                                                                                          --------------
50
                                                                                          --------------
51
                                                                                          --------------
52       Market value adjustment                                                            ($20,810,280)
                                                                                          --------------
53         Total Equity (Deficit)                                                           ($20,810,280)
                                                                                          --------------


54         Total Liabilities and Equity (Deficit)                                             $8,502,707
                                                                                          ==============

                                   Schedules
                            (General Business Case)
                                      ($ )


                                   Schedule A
                        Accounts Receivable(Net)/Payable

                                                                   Accounts         Accounts Payable            Past Due
    Receivables and Payables Ageings                              Receivable        [Post Petition]         Post Petition Deb
                                                                  ----------        ---------------         -----------------
      0 -30 Days                                                    $809,175           $50,000
                                                                  ----------        ---------------
      31-60 Days                                                    $530,368                $0
                                                                  ----------        ---------------
      61-90 Days                                                    $184,878                                       $0
                                                                  ----------        ---------------         -----------------
      91+ Days                                                            $0
                                                                  ----------        ---------------
      Total accounts receivable/payable                           $1,524,421           $50,000
                                                                  ----------        ---------------
      Allowance for doubtful accounts                               $310,000
                                                                  ----------
      Accounts receivable (net)                                   $1,214,421
                                                                  ==========


                                   Schedule B
                          Inventory/Cost of Goods Sold


    Types and Amount of Inventory(ies)                            Cost of Goods Sold

                                                                                                                      $7,235,099
                                                 Inventory(ies)   Inventory Beginning of Month                     -------------
                                                   Balance at
                                                  End of Month    Add -
    Retail/Restaurants -                                                 Net purchases                                  $273,000
                                                                                                                   -------------
      Product for resale                                                 Direct labor                                     $6,250
                                              ------------------                                                   -------------
                                                                         Manufacturing overhead                          $25,000
                                                                                                                   -------------
    Distribution -                                                       Freight in
      Product for resale                                                 Other:
                                              ------------------

                                                                         ----------------------                    -------------
                                                                         ----------------------                    -------------


    Manufacturer -
      Raw materials
                                              ------------------                                                   -------------
      Work-in-progress                               $6,453,672   Less -
                                              ------------------                                                   -------------
      Finished goods                                                     Inventory End of Month                       $6,953,672
                                              ------------------                                                   -------------
                                                                         Shrinkage                                            $0
                                                                                                                   -------------
    Other -                                         ($5,960,000)         Personal Use
                                              ------------------                                                   -------------
      ExplainProvision for lower
             market value than cost                               Cost of Goods Sold                                    $585,677
                                                                                                                   =============
         TOTAL                                         $493,672
                                              ==================


    Method of Inventory Control                                   Inventory Valuation Methods
    ---------------------------                                   ---------------------------

    Do you have a functioning perpetual inventory system?         Indicate by a checkmark method of inventory valuation used.
                    Yes  [ ]    No  [x]
    How often do you take a complete physical inventory?          Valuation methods -
                                                                       FIFO cost                      x
                                                                                               --------------
      Weekly                                                           LIFO cost
                        ----                                                                   --------------
      Monthly                                                          Lower of cost or
                        ----                                                                   --------------
      Quarterly                                                           market
                        ----                                                                   --------------
      Semi-annually                                                    Retail method
                        ----                                                                   --------------
      Annually           x
                        ----                                                                   --------------
                                                                       Other -
    Date of last physical inventory was    April 1997                     Explain
                                         --------------                                        --------------

    Date of next physical inventory is      unknown                       ----------------------------------------------
                                         --------------                   ----------------------------------------------

                                   Schedule C
                                 Real Property


      Description                                                                Cost         Market Value
      -----------                                                            -----------      ------------
         Land, Building and Improvements                                     $ 7,560,000      $ 3,500,000
                                                                             -----------      -----------
                                                                             -----------      -----------
                                                                             -----------      -----------
                                                                             -----------      -----------
         Total                                                               $ 7,560,000      $ 3,500,000
                                                                             ===========      ===========


                                   Schedule D
                            Other Depreciable Assets

      Description                                                                Cost         Market Value
      -----------                                                            -----------      ------------
      Machinery & Equipment -
         Manufacturing Equipment                                             $ 9,016,000      $   100,000
                                                                             -----------      -----------
         Tooling                                                             $ 2,248,000      $    25,000
                                                                             -----------      -----------
         Leased Equipment                                                    $   884,000      $    25,000
                                                                             -----------      -----------
                                                                             -----------      -----------
         Total                                                               $12,148,000      $   150,000
                                                                             ===========      ===========

      Furniture & Fixtures -
         Miscelleneous items                                                 $   789,000      $    25,000
                                                                             -----------      -----------
                                                                             -----------      -----------
                                                                             -----------      -----------
                                                                             -----------      -----------
         Total                                                               $   789,000      $    25,000
                                                                             ===========      ===========

      Office Equipment -
         Equipment                                                           $    39,000      $         0
                                                                             -----------      -----------
         Software                                                            $   422,000      $         0
                                                                             -----------      -----------
         Computer Hardware                                                   $ 5,889,000      $    50,000
                                                                             -----------      -----------
         Total                                                               $ 6,350,000      $    50,000
                                                                             ===========      ===========

      Leasehold Improvements -
         Various locations                                                   $    58,000      $         0
                                                                             -----------      -----------

                                                                             -----------      -----------

                                                                             -----------      -----------

                                                                             -----------      -----------
         Total                                                               $    58,000      $         0
                                                                             ===========      ===========

      Vehicles -
         1988 Chevrolet Van                                                  $    15,000      $     2,500
                                                                             -----------      -----------
                                                                             -----------      -----------
                                                                             -----------      -----------
                                                                             -----------      -----------
         Total                                                               $    15,000      $     2,500
                                                                             ===========      ===========


                                   Schedule E
                            Pre-Petition Liabilities

                                                                               Claimed          Allowed
    List Total Claims For Each Classification -                                 Amount        Amount  (b)
                                                                             -----------      -----------
      Secured claims  (a)                                                    $   245,738      $   245,738
                                                                             -----------      -----------
      Priority claims other than taxes                                         unknown
                                                                             -----------      -----------
      Priority tax claims                                                      unknown
                                                                             -----------      -----------
      General unsecured claims                                               $28,613,499      $28,613,499
                                                                             -----------      -----------

      (a)   List total amount of claims even if under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit allegin of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000 Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   Schedule F
                           Rental Income Information
                   Not Applicable to General Business Cases.

                            STATEMENT OF OPERATIONS
                            (General Business Case)
                          For the Month Ended 10/31/97
                                $_______________


                Current Month
-------------------------------------------                                                             Cumulative       Next Month
  Actual         Forecast        Variance                                                             (Case to Date)      Forecast
-----------      ----------     -----------                                                            ------------      ----------
                                                  Revenues
   $979,128        $795,000        $184,128     1    Gross Sales                                         $3,573,642        $600,000
-----------      ----------     -----------                                                            ------------      ----------
  ($160,000)       ($50,000)      ($110,000)    2    less: Sales Returns & Allowances                     ($160,000)             $0
-----------      ----------     -----------                                                            ------------      ----------
   $819,128        $745,000         $74,128     3    Net Sales                                           $3,413,642        $600,000
-----------      ----------     -----------                                                            ------------      ----------
   $585,677        $532,675         $53,002     4    less: Cost of Goods Sold    (Schedule 'B')          $2,560,021        $429,000
-----------      ----------     -----------                                                            ------------      ----------
   $233,451        $212,325         $21,126     5    Gross Profit                                          $853,621        $171,000
-----------      ----------     -----------                                                            ------------      ----------
                                         $0     6    Interest
-----------      ----------     -----------                                                            ------------      ----------
                                                7    Other Income:
                                         $0     8
-----------      ----------     -----------          ------------------------------------------------  ------------      ----------
                                         $0     9
-----------      ----------     -----------          ------------------------------------------------  ------------      ----------

   $233,451        $212,325         $21,126    10       Total Revenues                                     $853,621        $171,000
-----------      ----------     -----------                                                            ------------      ----------


                                                  Expenses
    $48,075         $38,500         ($9,575)   11    Compensation to Owner(s)/Officer(s)                   $191,995         $32,276
-----------      ----------     -----------                                                            ------------      ----------
   $188,915        $183,000         ($5,915)   12    Salaries/Commissions                                  $756,837        $146,224
-----------      ----------     -----------                                                            ------------      ----------
                                         $0    13    Management Fees
-----------      ----------     -----------                                                            ------------      ----------
    $25,000         $25,000              $0    14    Depreciation                                          $100,000          $5,000
-----------      ----------     -----------                                                            ------------      ----------
                                         $0    15    Taxes:
-----------      ----------     -----------                                                            ------------      ----------
    $15,760         $16,500            $740    16       Employer Payroll Taxes                              $62,029         $16,500
-----------      ----------     -----------                                                            ------------      ----------
                                         $0    17       Real Property Taxes
-----------      ----------     -----------                                                            ------------      ----------
                                         $0    18       Other Taxes
-----------      ----------     -----------                                                            ------------      ----------
                                         $0    19    Other Selling
-----------      ----------     -----------                                                            ------------      ----------
   $124,250        $127,500          $3,250    20    Other Administrative                                  $517,951        $100,000
-----------      ----------     -----------                                                            ------------      ----------
         $0              $0              $0    21    Interest                                                    $0              $0
-----------      ----------     -----------                                                            ------------      ----------
                                               22    Other Expenses:
-----------      ----------     -----------                                                            ------------      ----------
                                               23          Misc
-----------      ----------     -----------          ------------------------------------------------  ------------      ----------
                                         $0    24
-----------      ----------     -----------          ------------------------------------------------  ------------      ----------
                                         $0    25
-----------      ----------     -----------          ------------------------------------------------  ------------      ----------
                                         $0    26
-----------      ----------     -----------          ------------------------------------------------  ------------      ----------
                                         $0    27
-----------      ----------     -----------          ------------------------------------------------  ------------      ----------
                                         $0    28
-----------      ----------     -----------          ------------------------------------------------  ------------      ----------
                                         $0    29
-----------      ----------     -----------          ------------------------------------------------  ------------      ----------
                                         $0    30
-----------      ----------     -----------          ------------------------------------------------  ------------      ----------

   $402,000        $390,500        ($11,500)   31       Total Expenses                                   $1,628,812        $300,000
-----------      ----------     -----------                                                            ------------      ----------

  ($168,549)      ($178,175)         $9,626    32 Subtotal                                                ($775,191)      ($129,000)
-----------      ----------     -----------                                                            ------------      ----------

                                                  Reorganization Items
         $0              $0              $0    33    Professional Fees                                           $0              $0
-----------      ----------     -----------                                                            ------------      ----------
                                         $0    34    Provisions for Rejected Executory Contracts
-----------      ----------     -----------                                                            ------------      ----------
                                                     Interest Earned on Accumulated Cash
     $2,214                         ($2,214)   35       Resulting from Chp 11 Case                           $2,214          $2,250
-----------      ----------     -----------                                                            ------------      ----------
                                         $0    36    Gain or (Loss) from Sale of Equipment
-----------      ----------     -----------                                                            ------------      ----------
                                         $0    37
-----------      ----------     -----------          ------------------------------------------------  ------------      ----------
                                         $0    38
-----------      ----------     -----------          ------------------------------------------------  ------------      ----------

    ($2,214)             $0          $2,214    39       Total Reorganization Items                          ($2,214)        ($2,250)
-----------      ----------     -----------                                                            ------------      ----------

  ($166,335)      ($178,175)        $11,840    40 Net Profit (Loss) Before Federal & State Taxes          ($772,977)      ($126,750)
-----------      ----------     -----------                                                            ------------      ----------
                                         $0    41    Federal & State Income Taxes
-----------      ----------     -----------                                                            ------------      ----------

  ($166,335)      ($178,175)        $11,840    42 Net Profit (Loss)                                       ($772,977)      ($126,750)
-----------      ----------     -----------                                                            ------------      ----------


Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only)

Line 1   Revenue                Revenue higher than forecast due to ramping up of main distributor.

Line 2   Returns and Allowances Returns and allowances being higher than forecast relates to increased shipments to distributor.

Line 11/12 Compensation         Higher than forecast due to October being a 5 week month vs flat monthly rate used in forecast.

Line 33 Professional Fees       Operation results exclude any professional fees accrued for the cost of bankruptcy.

Line 34 Interest Earned         Interest on Estate Investment accounts

                                                                Effective 1/1/95

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (General Business Case)

                       For the Month Ended October 31, 1997


Cash Balance Beginning of Month                                                             $136,959
                                                                                        ------------
Cash Receipts  (1)                                                                        $1,705,288 (2)
                                                                                        ------------
Cash Disbursements  (1)                                                                     $676,008
                                                                                        ------------
Excess (Deficiency) of Receipts Over Disbursements                                        $1,029,280
                                                                                        ------------
Cash Balance End of Month                                                                 $1,166,239
                                                                                        ============


Recapitulation of Funds Held at End of Month
--------------------------------------------

                                                 Account 1              Account 2              Account 3             Account 4
                                              --------------         ---------------       ----------------       ------------------
Bank                                          Wells Fargo            Bank of America        Bank of America        Bank of America
                                              --------------         ---------------       ----------------       ------------------
Account Type                                  Checking               Investment #1          Investment #2          Checking
                                              --------------         ---------------       ----------------       ------------------
                                              --------------         ---------------       ----------------       ------------------
Account No.                                   4091-390302            15810-21069            15810-21073            15814-14194
                                              --------------         ---------------       ----------------       ------------------
Account Purpose                               Main operating         Estate Proceeds       (Estate Proceeds       (operating account
                                              --------------         ---------------       ----------------       ------------------

Balance, End of Month                                $42,519             $1,018,193                $50,084              $55,443
                                              --------------         ---------------       ----------------       ------------------
Total Funds on Hand for all Accounts              $1,166,239
                                              ==============


(1)   Excluding bank transfers between your accounts.
(2) Includes proceeds from sale of assets. Investment acct #1 for Farrington Ltd and Investment acct #2 for PTG deposit.